Exhibit 10.1

November 15, 2006

Belvedere Resources Corporation
24442-112th Avenue
Maple Ridge, British Columbia,
Canada V3E 1H5

Ladies and Gentlemen:

RE: Claims

     Shawn Englemann holds in trust for Belvedere Resources Corporation, a 100% undivided interest in the following claim(s):

Claim Name	Tenure Number	Cells	Expiration Date
Spanish Gold	536683	8	July 6, 2007

     Shawn Englemann will deliver full title on demand to Belvedere Resources Corporation for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

SHAWN ENGLMANN
Shawn Englmann